UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – February 24, 2026
(Date of earliest event reported)
SOLSTICE ADVANCED MATERIALS INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-42812	33-2919563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 Tabor Road
Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 370-8188
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026 (the “Grant Date”), Solstice Advanced Materials Inc. (the “Company”) granted restricted stock units (“RSUs”) and performance stock units (“PSUs”) pursuant to the 2025 Stock Incentive Plan of Solstice Advanced Materials Inc. and its affiliates (the “Plan”) to certain employees, including the executive officers listed below. The table below includes the number of RSUs and the target number of PSUs granted to each of the executive officers on the Grant Date. Each RSU and each PSU represents the contingent right to receive one share of the Company’s common stock, subject to the terms and conditions of the Plan and the applicable award agreement.

Name	Position	Number of RSUs (#)	Target Number of PSUs (#)
David Sewell	President and Chief Executive Officer	46,244	46,244
Jason Clifford	Senior Vice President and Chief Human Resources Officer	4,625	4,625
Jeffrey Dormo	Senior Vice President, Refrigerants & Applied Solutions	7,115	7,115
Simon Mawson	Senior Vice President, Electronic & Specialty Materials	6,048	6,048
Tina Pierce	Senior Vice President, Chief Financial Officer	9,961	9,961
The RSUs generally will vest in equal annual installments on the first three anniversaries of the Grant Date, subject to the executive’s continued employment, and each RSU award is subject to the terms and conditions of the Plan and of a restricted stock unit agreement in the form previously filed by the Company with the Securities and Exchange Commission (the “SEC”).

The PSUs generally will vest after the end of a three-year performance period consisting of the Company’s fiscal years 2026 through 2028, to the extent earned based on the achievement of specified performance goals related to adjusted earnings per share and return on invested capital, subject to a modifier based on relative total shareholder return, and further subject to the executive’s continued employment. Each PSU award is subject to the terms and conditions of the Plan and of a performance stock unit agreement in the form filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit
10.1*	Solstice Advanced Materials Inc. Form of Performance Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan, contract or agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 25, 2026	SOLSTICE ADVANCED MATERIALS INC.

		By:	/s/ Brian Rudick
Brian Rudick
Senior Vice President, General Counsel & Corporate Secretary